Elizabeth Gioia Vice President, Corporate Counsel Prudential
One Corporate Drive Shelton, CT 06484-6208 Tel 203 402-1624 elizabeth.gioia@prudential.com

September 10, 2026

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

RE:
Everlake Financial Advisors Separate Account I ("Registrant")
File No. 811-09327

Members of the Commission:

Prudential, on behalf of Everlake Life Insurance Company and Everlake Financial Advisors Separate Account I, hereby submits, pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (“1940 Act”), that the semi-annual reports for the following underlying funds for the period ended June 30, 2026, have been submitted to contract owners.
Fund Company	1940 Act Registration No.
AB Variable Products Series Fund, Inc.	811-05398
Advanced Series Trust	811-05186
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
BNY Mellon Stock Index Fund, Inc.	811-05719
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.	811-07044
BNY Mellon Variable Investment Fund	811-05125
Delaware VIP Trust	811-05162
Deutsche DWS Variable Series I	811-04257
Deutsche DWS Variable Series II	811-05002
Federated Hermes Insurance Series	811-08042
Franklin Templeton Variable Insurance Products Trust	811-05583
Goldman Sachs Variable Insurance Trust	811-08361
Janus Aspen Series	811-07736
Lazard Retirement Series, Inc.	811-08071
Legg Mason Partners Variable Equity Trust	811-21128
Lincoln Variable Insurance Products Trust	811-08090
Lord Abbett Series Fund, Inc.	811-05876

Fund Company	1940 Act Registration No.
MFS Variable Insurance Trust	811-08326
MFS Variable Insurance Trust II	811-03732
Morgan Stanley Variable Insurance Fund, Inc.	811-07607
Neuberger Berman Advisers Management Trust	811-04255
PIMCO Variable Insurance Trust	811-08399
Putnam Variable Trust	811-05346
Rydex Variable Trust	811-08821
Variable Insurance Products Fund	811-03329
Variable Insurance Products Fund II	811-05511
Variable Insurance Products Fund III	811-07205
Variable Insurance Products Fund V	811-05361

Some of the funds included in each Fund Company’s semi-annual report filings may not be available under every contract offered by the Registrant. We understand that the funds have filed or will file these reports with the Commission.

Please direct any questions regarding this filing to the undersigned at (203) 402-1624.

Very truly yours,

/s/ Elizabeth Gioia
Elizabeth Gioia
Vice President, Corporate Counsel
Prudential